                                  Exhibit 13

                       Lincoln Life & Annuity Account H

              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

A. STANDARDIZED PERFORMANCE

     The Average Annual Total Return for each period will be determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                   n
      P * ( 1 + T )      = ERV

      Where:

        P = a hypothetical initial purchase payment of $1,000

        T = average annual total return for the period in question

        n = number of years

        ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, 10-year period in question, or lifetime of subaccount.

     The formula assumes that : 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in questions; 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

B. NON-STANDARDIZED QUOTATIONS

     This schedule present the formulas and calculation employed in producing the performance quotations set out in the SAI, under the heading, OTHER NON-STANDARDIZED INVESTMENT RESULTS. Amount and Compound Growth Rate calculations are shown for all base periods disclosed.

     The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:

          CP = ( X / Y ) * $10,000

          where:

                 CP = Amount at End of Base Period

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period

     The formula for calculating the Compound Growth Rate for a particular base period is:

                          ( 1 / N )
          GR = ( X / Y )             - 1

          where:

                 GR = Annualized Return

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period

                  N = Number of Years of Fund Performance Being Evaluated

Separate Account H - Standardized 1 Year Return Example

With EGMDB

One Year Returns Period Ending 12/31/1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                High
                Global          Growth        International      Growth         Asset             Bond          Yield
                Growth                                           Income         Allocation                      Bond
-----------------------------------------------------------------------------------------------------------------------------
Fund Value      1,269.60        1,333.64         1,192.45        1,164.49        1,113.68         1,026.65       988.72
Surr Charge        60.00           60.00            60.00           60.00           60.00            60.00        60.00
Final Value     1,209.60        1,273.64         1,132.45        1,104.49        1,053.68           966.65       928.72
Annual Return      20.96%          27.36%           13.24%          10.45%           5.37%           -3.33%       -7.13%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                US Gov't       Cash
                AAA-Rated      Management
                Securities
-------------------------------------------------
Fund Value       1,064.27       1,034.40
Surr Charge         60.00          60.00
Final Value      1,004.27         974.40
Annual Return        0.43%         -2.56%
-------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 (31-Dec-98 Unit Value/31-Dec-97 Unit Value) - Surrender
Charge

Annual Return = (Final Value/1,000) - 1

Unit Values

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              High
Date          Global          Growth           International    Growth          Asset           Bond          Yield
              Growth                                            Income          Allocation                    Bond
-----------------------------------------------------------------------------------------------------------------------------
31-Dec-97     1.073230050     1.254520145      1.023856913      1.185976516     1.139399850     1.079698278   1.094937905
31-Dec-98     1.362574086     1.673072162      1.220898099      1.381058055     1.268926797     1.108474569   1.082586273
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                US Gov't       Cash
                AAA-Rated      Management
                Securities
-------------------------------------------------
31-Dec-97       1.065778203    1.023456910
31-Dec-98       1.134272567    1.058664780
-------------------------------------------------

Without EGMDB

One Year Returns Period Ending 12/31/1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                High
                Global          Growth        International      Growth         Asset             Bond          Yield
                Growth                                           Income         Allocation                      Bond
-----------------------------------------------------------------------------------------------------------------------------
Fund Value      1,271.50        1.335.64      1,194.24           1.166.24        1,115.35         1,028.19       990.20
Surr Charge        60.00           60.00         60.00              60.00           60.00            60.00        60.00
Final Value     1,211.50        1,275.64      1,134.24           1,106.24        1,055.35           968.19       930.20
Annual Return      21.15%          27.56%        13.42%             10.62%           5.54%           -3.18%       -6.98%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                US Gov't       Cash
                AAA-Rated      Management
                Securities
-------------------------------------------------
Fund Value       1,065.86       1,035.95
Surr Charge         60.00          60.00
Final Value      1,005.86         975.95
Annual Return        0.59%         -2.40%
-------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 (31-Dec-98 Unit Value/31-Dec-97 Unit Value) - Surrender
Charge

Annual Return = Final Value/1,000 - 1

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                High
Date            Global          Growth        International      Growth         Asset             Bond          Yield
                Growth                                           Income         Allocation                      Bond
-----------------------------------------------------------------------------------------------------------------------------
31-Dec-97     1.075085687     1.255793394      1.024897513      1.187163460     1.140533901    1.080792688    1.096022236
31-Dec-98     1.366976385     1.677282264      1.223971568      1.384513945     1.272095151    1.111263292    1.085284866
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                US Gov't       Cash
                AAA-Rated      Management
                Securities
-------------------------------------------------
31-Dec-97       1.066851467    1.024484643
31-Dec-98       1.137118483    1.061318287
-------------------------------------------------

Separate Account H - Standardized 5 Year Return Examples

With EGMDB

Five Year Returns Period Ending 12/31/1998

                                                                                                                High
                Global          Growth        International      Growth         Asset             Bond          Yield
                Growth                                           Income         Allocation                      Bond
Fund Value        NA            2,467.81         1,644.34        2,212.45        1,879.35          NA          1,340.35
Surr Charge        20.00           20.00            20.00           20.00           20.00           20.00         20.00
Final Value       NA            2,447.81         1,624.34        2,192.45        1,859.35          NA          1,320.35
Annual Return     NA               19.61%           10.19%          17.00%          13.21%         NA              5.72%

                US Gov't       Cash
                AAA-Rated      Management
                Securities
Fund Value       1,230.24       1,173.74
Surr Charge         20.00          20.00
Final Value      1,210.24       1,153.74
Annual Return        3.89%          2.90%

Calculation of Annual Return

Final Value = 1,000 (31-Dec-98 Unit Value/31-Dec-93 Unit Value) - Surrender
Charge

Annual Return = (Final Value/1,000) . (1/5) - 1

Unit Values

                                                                                                                High
Date            Global          Growth        International      Growth         Asset              Bond         Yield
                Growth                                           Income         Allocation                      Bond
31-Dec-93         NA          0.677957857      0.742485694      0.624221688     0.675195032        NA         0.807690406
31-Dec-98     1.362574086     1.673072162      1.220898099      1.381058055     1.268926797     1.108474569   1.082586273

                US Gov't       Cash
                AAA-Rated      Management
                Securities
31-Dec-93       0.921995635    0.901961461
31-Dec-98       1.134272567    1.058664780

Without EGMDB

Five Year Returns Period Ending 12/31/1998

                                                                                                                High
                Global          Growth        International      Growth         Asset              Bond         Yield
                Growth                                           Income         Allocation                      Bond
Fund Value        NA            2,486.38         1,656.72        2,229.07        1,893.45          NA          1,350.40
Surr Charge        20.00           20.00            20.00           20.00           20.00           20.00         20.00
Final Value       NA            2,466.38         1,636.72        2,209.07        1,873.45          NA          1,330.40
Annual Return     NA               19.79%           10.36%          17.18%          13.38%         NA              5.88%

                US Gov't       Cash
                AAA-Rated      Management
                Securities
Fund Value       1,239.49       1,182.56
Surr Charge         20.00          20.00
Final Value      1,219.49       1,162.56
Annual Return        4.05%          3.06%

Calculation of Annual Return

Final Value = 1,000 (31-Dec-98 Unit Value/31-Dec-93 Unit Value) - Surrender
Charge

Annual Return = (Final Value/1,000) . (1/5) - 1

                                                                                                                High
Date            Global          Growth        International      Growth         Asset             Bond          Yield
                Growth                                           Income         Allocation                      Bond
31-Dec-93         NA          0.674587192      0.738794210      0.621118187     0.671838103        NA         0.803674738
31-Dec-98     1.366976385     1.677282264      1.223971568      1.384513945     1.272095151    1.111263292    1.085284866

                US Gov't       Cash
                AAA-Rated      Management
                Securities
31-Dec-93       0.917411665    0.897477097
31-Dec-98       1.137118483    1.061318287

With EGMDB

Ten Year Returns Period Ending 12/31/1998

-----------------------------------------------------------------------------------------------------------------------------------
                        Global     Growth    International   Growth    Asset         Bond       High      US Gov't      Cash
                        Growth                               Income    Allocation               Yield     AAA-Rated     Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Fund Value                  NA     4,900.69          NA      3,747.35      NA          NA      2,348.56    1,888.48      1,419.66
Surr Charge                 --           --          --            --      --          --            --          --            --
Final Value                 NA     4,900.69          NA      3,747.35      NA          NA      2,348.56    1,888.48      1,419.66
Annual Return               NA        17.23%         NA         14.12%     NA          NA          8.91%       6.56%         3.57%
-----------------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value=1,000 (31-Dec-98 Unit Value/31-Dec-88 Unit Value) - Surrender
Charge

Annual Return=(Final Value/1,000) . (1/10)-1

Unit Values


-----------------------------------------------------------------------------------------------------------------------------------
Date               Global       Growth     International   Growth     Asset         Bond       High       US Gov't    Cash
                   Growth                                  Income     Allocation               Yield      AAA-Rated   Management
                                                                                               Bond       Securities
-----------------------------------------------------------------------------------------------------------------------------------
31-Dec-88                 NA   0.341395191           NA   0.368542262          NA          NA 0.460957924 0.600627913 0.745715812
31-Dec-98        1.362574086   1.673072162  1.220898099   1.381058055 1.268926797 1.108474569 1.082586273 1.134272567 1.058664780
-----------------------------------------------------------------------------------------------------------------------------------


Without EGMDB

Ten Year Returns Period Ending 12/31/1998

-----------------------------------------------------------------------------------------------------------------------------------
                        Global     Growth    International   Growth    Asset         Bond       High      US Gov't      Cash
                        Growth                               Income    Allocation               Yield     AAA-Rated     Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Fund Value                 NA     4,974.68         NA       3,803.88       NA          NA      2,383.96    1,916.98      1,441.08
Surr Charge                --           --         --             --       --          --            --          --            --
Final Value                NA     4,974.68         NA       3,803.88       NA          NA      2,383.96    1,916.98      1,441.08
Annual Return              NA        17.40%        NA          14.29%      NA          NA          9.08%       6.72%         3.72%
-----------------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value=1,000 (31-Dec-98 Unit Value/31-Dec-88 Value) - Surrender Charge

Annual Return=(Final Value/1,000) (1/10)-1

Unit Values


-----------------------------------------------------------------------------------------------------------------------------------
Date               Global       Growth     International   Growth     Asset         Bond       High       US Gov't      Cash
                   Growth                                  Income     Allocation               Yield      AAA-Rated     Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
31-Dec-88                 NA   0.337163512           NA   0.363974088          NA          NA 0.455244235 0.593182980 0.736472478
31-Dec-98        1.366976385   1.677282264  1.223971568   1.384513945 1.272095151 1.111263292 1.085284866 1.137118483 1.061318287
-----------------------------------------------------------------------------------------------------------------------------------

With EGMDB


Life of Fund Returns Period Ending 12/31/1998


-----------------------------------------------------------------------------------------------------------------------------------
                        Global     Growth    International  Growth     Asset       Bond       High      US Gov't      Cash
                        Growth                              Income   Allocation               Yeild     AAA-Rated     Management
                                                                                              Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date         5/1/97     2/8/84       5/1/90       2/8/84    8/1/89       1/2/96      2/8/84     11/19/85      2/8/84
Fund Value             1.362.57   #DIV/0!      2,201.93     #DIV/0!   2,595.57    1,158.34     #DIV/0!    1,888.48      1,419.66
Surr Charge                  --        --            --          --         --          --          --          --            --
Final Value            1,362.57        NA      2,201.93          NA   2,595.57    1,158.34          NA    1,888.48      1,419.66
Annual Return             20.34%       NA          9.53%         NA      10.66%       5.03%         NA        4.97%         2.38%
Life of Fund (yrs)        1.671    14.893         8.671      14.893      9.419       2.997      14.893      13.115        14.893

Calculation of Annual Return

Final Value=1,000 (31-Dec-98 Unit Value/Inception Date Unit Value) - Surrender Charge

Annual Return=(Final Value/1,000) (1/Life of Fund)-1

Unit Values


-----------------------------------------------------------------------------------------------------------------------------------
Date               Global       Growth     International   Growth     Asset         Bond       High       US Gov't    Cash
                   Growth                                  Income     Allocation               Yield      AAA-Rated   Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date      5/1/97        2/8/84      5/1/90        2/8/84       8/1/89      1/2/96      2/8/84    11/19/85      2/8/84
Inception Date   1.000000000   0.000000000  0.554467270   0.000000000 0.488881222 0.956954000 0.000000000 0.600627913 0.745715812
 31-Dec-98       1.362574086   1.673072162  1.220898099   1.381058055 1.268926797 1.108474569 1.082586273 1.134272567 1.058664780


Without EGMDB

Ten Year Returns Period Ending 12/31/1998

-----------------------------------------------------------------------------------------------------------------------------------
                        Global     Growth    International   Growth    Asset        Bond        High      US Gov't      Cash
                        Growth                               Income    Allocation               Yield     AAA-Rated     Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date            5/1/97    2/8/84        5/1/90      2/8/84     8/1/89     1/2/96     2/8/84      11/19/85      2/8/84
Fund Value                  NA     4,974.68          NA      3,803.88       NA          NA     2,383.96     1,916.98     1,441.08
Surr Charge                 --           --          --            --       --          --           --           --           --
Final Value                 NA     4,974.68          NA      3,803.88       NA          NA     2,383.96     1,916.98     1,441.08
Annual Return               NA        11.37%         NA          9.39%      NA          NA         6.01%        5.09%        2.48%
Life of Fund (yrs)       1.671       14.893       8.671        14.893    9.419        2.997      14.893       13.115       14.893

Calculation of Annual Return

Final Value=1,000 (31-Dec-98 Unit Value/Inception Date Unit Value) - Surrender Charge

Annual Return=(Final Value/1,000) (1/Life of Fund)-1

Unit Values


-----------------------------------------------------------------------------------------------------------------------------------
Date               Global       Growth     International   Growth     Asset         Bond       High       US Gov't      Cash
                   Growth                                  Income     Allocation               Yield      AAA-Rated     Management
                                                                                                Bond      Securities
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date     5/1/97         2/8/84      5/1/90        2/8/84      8/1/89       1/2/96      2/8/84    11/19/85      2/8/84
Inception Date            NA   0.337163512           NA   0.363974088          NA          NA 0.455244235 0.593182980 0.736472478
 31-Dec-98       1.366976385   1.677282264  1.223971568   1.384513945 1.272095151 1.111263292 1.085284866 1.137118483 1.061318287

Subaccount performance adjusted for contract expense charges

The examples in Paragraph (B) below show, for the various subaccounts of the VAA, annual total return as of the stated periods, based upon a hypothetical initial purchase payment of $1,000, calculated according to the formula provided after the examples. The annual total return has been calculated to show the annual total return for a hypothetical contract with the enchanced guaranteed minimum death benefit (EGMDB) and without EGMDB. Although the subaccounts have not yet commenced activity, these figures are calculated as if the subaccounts had commenced activity at the same time as the underlying funds.

Further, since the class of shares of the funds in which the subaccounts invest was not created until 1997, the figures below are based on the performance of the class of shares of the funds issued since the funds commenced operations in 1989, as adjusted to reflect the fees and expenses chargeable against assets attributable to shares of Class 2.

(B) Subaccount performance (adjusted for contract expense charges) Period Ending December 31, 1998


                                                     1-year period           5-year period            10-year period
                                                  With       Without      With        Without      With        Without
                                                  EGMDB      EGMDB        EGMDB       EGMDB        EGMDB       EGMDB
----------------------------------------------------------------------------------------------------------------------
Global Growth Subaccount                          26.96%     27.15%       20.34%*     20.57%*       N/A          N/A
(as if commenced activity 4/30/97)

Global Small Capitalization Subaccount             1.31%*     1.41%*        N/A         N/A         N/A          N/A
(as if commenced activity 4/30/98)

Growth Subaccount                                 33.36%     33.56%       19.80%      19.98%       17.23%      17.40%
(as if commenced activity 2/8/84)

International Subaccount                          19.24%     19.42%       10.46%      10.62%        9.53%*      9.69%*
(as if commenced activity 5/1/90)

Growth-Income Subaccount                          16.45%     16.62%       17.21%      17.39%       14.12%      14.29%
(as if commenced activity 2/8/84)

Asset Allocation Subaccount                       11.37%     11.54%       13.45%      13.62%       10.65%      10.82%
(as if commenced activity 8/1/89)

Bond Subaccount                                    2.67%      2.82%        5.02%*      5.18%*        N/A         N/A
(as if commenced activity 1/2/96)

High-Yield Bond Subaccount                        -1.13%     -0.98%        6.03%       6.19%        8.91%       9.08%
(as if commenced activity 2/8/84)

U.S. GOVERNMENT/AAA-Rated                          6.43%      6.59%        4.23%       4.39%        6.56%       6.72%
Securities Subaccount
(as if commenced activity 12/1/85)

Cash Management Subaccount                         3.44%      3.60%        3.26%       3.41%        3.57%       3.72%
(as if commenced activity 2/8/84)

*The lifetime of this subaccount is less than the complete period indicated.

See the date the subaccount commenced activity under its name.

There is a New World subaccount but it is not in the chart because it did not begin activity until 1999.

The length of the periods and the last day of each period used in the above table are set out in the table heading and in the footnotes above.

(D) Other Non-standardized investment results:

The VAA may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a cumulative and/or annualized basis.

Cumulative quotations are arrived at by calculating the change in the Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period.

Annualized quotations are arrived at by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

Non-standardized investment results
subaccounts of Account H

$10,000 invested in
this fund through
American Legacy III
this many years ago...
                     ...would have grown to this amount on December 31, 1998


                                                                             With EGMDB
                                       --------------------------------------------------------------------------------------------
                                       Growth               Growth-Income           High-Yield Bond          Cash Management
-----------------------------------------------------------------------------------------------------------------------------------
Number                                             Compound             Compound                 Compound                  Compound
of                                                 Growth               Growth                   Growth                    Growth
Years             Periods              Amount      Rate     Amount      Rate        Amount       Rate        Amount        Rate
-----------------------------------------------------------------------------------------------------------------------------------
1                 12/31/97-12/31/98    $13,336.35  33.36%   $11,644.90  16.45%      $ 9,887.19   -1.13%      $10,344.01    3.44%
2                 12/31/96-12/31/98     17,069.98  30.65%    14,415.89  20.06%       10,928.01    4.54%       10,701.76    3.45%
3                 12/31/95-12/31/98     19,037.42  23.94%    16,838.04  18.97%       12,170.30    6.76%       11,062.71    3.42%
4                 12/31/94-12/31/98     24,946.43  25.70%    22,033.67  21.53%       14,580.18    9.89%       11,486.82    3.52%
5                 12/31/93-12/31/98     24,678.07  19.79%    22,124.49  17.20%       13,403.48    6.02%       11,737.35    3.25%
Lifetime of fund  02/08/84-12/31/98     89,590.77  15.85%    72,968.21  14.27%       43,079.28   10.31%       18,367.64    4.16%


                                                                            Without EGMDB
                                       --------------------------------------------------------------------------------------------
                                       Growth               Growth-Income           High-Yield Bond          Cash Management
-----------------------------------------------------------------------------------------------------------------------------------
Number                                             Compound             Compound                 Compound                  Compound
of                                                 Growth               Growth                   Growth                    Growth
Years             Periods              Amount      Rate     Amount      Rate        Amount       Rate        Amount        Rate
-----------------------------------------------------------------------------------------------------------------------------------
1                 12/31/97-12/31/98    $13,356.36  33.56%   $11,662.37  16.62%      $ 9,902.04   -0.98%      $10,359.53    3.60%
2                 12/31/96-12/31/98     17,121.36  30.85%    14,459.08  20.24%       10,960.48    4.69%       10,734.07    3.60%
3                 12/31/95-12/31/98     19,123.54  24.11%    16,913.99  19.15%       12,225.07    6.92%       11,112.65    3.57%
4                 12/31/94-12/31/98     25,114.83  25.89%    22,166.11  22.04%       14,667.67   10.04%       11,555.89    3.68%
5                 12/31/93-12/31/98     24,863.82  19.97%    22,290.62  17.39%       13,504.02    6.19%       11,825.60    3.41%
Lifetime of fund  02/08/84-12/31/98     91,611.48  16.03%    74,613.74  14.44%       44,049.84   10.46%       18,781.92    4.32%



                                                       With EGMDB                             Without EGMDB
                                              -----------------------------           ------------------------------
                                              U.S. Govt/AAA                           U.S. Govt/AAA
--------------------------------------------------------------------------------------------------------------------
Number                                                             Compound                                 Compound
of                                                                 Growth                                   Growth
Years             Periods                     Amount               Rate               Amount                Rate
--------------------------------------------------------------------------------------------------------------------
1                 12/31/97-12/31/98           $10,642.67            6.43%             $10,658.64             6.59%
2                 12/31/96-12/31/98            11,356.00            6.56%              11,390.24             6.73%
3                 12/31/95-12/31/98            11,517.74            4.82%              11,569.77             4.98%
4                 12/31/94-12/31/98            13,074.46            6.92%              13,153.11             7.08%
5                 12/31/93-12/31/98            12,302.32            4.23%              12,394.88             4.38%
Lifetime of fund  02/08/84-12/31/98            22,882.32            6.52%              23,336.11             6.67%

                                                    With EGMDB                      Without EGMDB
                                            ---------------------------      ----------------------------
                                            Asset Allocation                  Asset Allocation
---------------------------------------------------------------------------------------------------------
Number                                                        Compound                        Compound
of                                                            Growth                          Growth
Years                   Periods               Amount          Rate           Amount           Rate
---------------------------------------------------------------------------------------------------------
1                       12/31/97-12/31/98     $11,136.80      11.37%         $11,153.51       11.54%
2                       12/31/96-12/31/98      13,195.08      14.87%          13,234.53       15.04%
3                       12/31/95-12/31/98      15,030.00      14.58%          15,097.73       14.71%
4                       12/31/94-12/31/98      19,153.79      17.65%          19,274.86       17.83%
5                       12/31/93-12/31/98      18,793.48      13.44%          18,934.54       13.61%
Lifetime of fund        08/01/89-12/31/98      25,955.90      10.66%          26,324.21       10.82%
                                                   With EGMDB                      Without EGMDB
                                              --------------------------     ----------------------------
                                              International                  International
---------------------------------------------------------------------------------------------------------
Number                                                        Compound                        Compound
of                                                            Growth                          Growth
Years                   Periods               Amount          Rate           Amount           Rate
---------------------------------------------------------------------------------------------------------
1                       12/31/97-12/31/98     $11,924.50      19.24%         $11,942.37       19.42%
2                       12/31/96-12/31/98      12,795.10      13.12%          12,834.05       13.29%
3                       12/31/95-12/31/98      14,795.14      13.95%          14,862.08       14.11%
4                       12/31/94-12/31/98      16,400.57      13.17%          16,499.35       13.36%
5                       12/31/93-12/31/98      16,443.41      10.45%          16,567.19       10.62%
Lifetime of fund        04/30/90-12/31/98      22,020.29       9.53%          22,308.28        9.69%
                                                    With EGMDB                      Without EGMDB
                                              -------------------------     -----------------------------
                                              Bond                           Bond
---------------------------------------------------------------------------------------------------------
Number                                                        Compound                        Compound
of                                                            Growth                          Growth
Years                   Periods               Amount          Rate           Amount           Rate
---------------------------------------------------------------------------------------------------------
1                       12/31/97-12/31/98     $10,266.52      2.67%          $10,281.93       2.82%
2                       12/31/96-12/31/98      11.124.29      5.47%           11,157.87       5.64%
Lifetime of fund        01/02/96-12/31/98      11,583.36      5.03%           11,635.57       5.19%
                                                     With EGMDB                     Without EGMDB
                                              --------------------------     ----------------------------
                                              Global Growth                  Global Growth
---------------------------------------------------------------------------------------------------------
Number                                                        Compound                        Compound
of                                                            Growth                          Growth
Years                   Periods               Amount          Rate           Amount           Rate
---------------------------------------------------------------------------------------------------------
1                       12/31/97-12/31/98     $10,696.01      26.96%         $12,715.04       27.15%
Lifetime of fund        04/30/97-12/31/98      13,618.84      20.35%          13,662.77       20.58%
                                                  With EGMDB                        Without EGMDB
                                           -----------------------------     ----------------------------
                                           Global Small Capitalization       Global Small Capitalization
---------------------------------------------------------------------------------------------------------
Number                                                        Compound                        Compound
of                                                            Growth                          Growth
Years                  Periods                Amount          Rate           Amount           Rate
---------------------------------------------------------------------------------------------------------
Lifetime of fund       04/30/98-12/31/98      $10,130.63      1.31%          $10,140.84       1.41%

There is also a New World subaccount but it is not in this chart because it did not begin activity until 1999.

Non-standardized Performance-Separate Account H

Amount

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